THE PROVIDENCE SERVICE CORPORATION

November 2015

Safe Harbor

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global credit crisis, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Providence Overview

A global leader in healthcare and social services

- Focused on providing critical solutions within the healthcare and social services industries

- Providence's model ensures the long-term development of its verticals to maintain their market leading expertise

- Providence, in the numbers:

$1.7bn	7,000	11	22
REVENUE	EMPLOYEES	COUNTRIES	MILLION CLIENTS

PSC

The Providence Model

- Structure
  - Vertical autonomy
  - Organic and acquisitive growth
  - Performance based incentives
  - Pursuit of sensible synergies

- Culture & Focus
  - Intrinsic value per share, not GAAP earnings
  - Ownership mindset
  - Long-term results based upon short-term actions and urgency

HOLDING COMPANY PRIORITIES	VERTICAL LEADERSHIP PRIORITIES
• Highest standards of corporate governance • Corporate values and compliance • Capital allocation and management • Ensuring excellence in strategic planning and operations • Attract, develop and retain talented vertical leaders • Low overhead (approximately 2% of enterprise value)	• Revenue growth through market leading client solutions and operating excellence • Expand high quality, recurring revenue • Cash flow maximization • Continuous operational improvement to expand margins • Acquisition sourcing

Portfolio Overview

VERTICAL	NET SERVICES	HA SERVICES	WD SERVICES
PRIMARY SERVICES	Non-emergency Medical Transportation ("NET")	Comprehensive Health Assessments ("CHAs")	Employment and Legal Offender
CEO (INDUSTRY EXP.)	Herman Schwarz (20 Years)	Walt Cooper (11 Years)	Jack Sawyer (11 Years)
REGIONS	39 states and D.C.	35 states	11 countries
DELIVERY MODEL	• Scalable, Leading IT • Home & Community by 5,500+ Contracted Transportation Providers	• Scalable, Leading IT • Home & Community by 800+ Nurse Practitioners	• Scalable, Leading IT • Community by Skilled Advisors
PRIMARY PAYORS	• State Medicaid Agencies • Medicaid Intermediaries	• Medicare Advantage Plans	• National Government Agencies • Private Sector
GROWTH AVENUES	• Increased membership of existing customers • Increased outsourcing by Medicaid Agencies and Intermediaries • Medicare Advantage	• Increased membership of existing customers • Increased outsourcing by Medicare Advantage Plans • Medicaid, Duals, Commercial, Pediatrics	• "Payment by Results" Partnerships with Government Agencies • International expansion
POSITIVE SOCIAL IMPACT			

2015 Highlights

- Sale of Human Services for $200mm
- Announcement of $70mm share repurchase program
  - Preceded by $29mm share repurchase (707,318 shares)
- Leadership Investment
  - Additional Technology and Business Optimization Leaders appointed
  - Leslie Norwalk, former acting administrator for CMS, appointed to Board
  - Realignment of WD Services leadership
  - Restructured incentive plans
- Vertical Highlights
  - Start-up costs in new major WD Services contracts building foundation for future
  - Strong volume growth in HA and NET Services
  - Strategic value creation plan development underway

Macro Trends

Positioned to benefit from macro trends impacting the healthcare industry

MEDICAID

Medicaid Enrollment Projections (mm)


65.0
71.3
75.9
77.8
78.8
79.4
79.9
80.4
80.9
2014
2015
2016
2017
2018
2019
2020
2021
2022

Enrollment projected to reach +80mm by 2021 (spending expected to account for +20% of U.S. health expenditures)

Source: 2013 Actuarial Report on the Financial Outlook for Medicaid

MEDICARE ADVANTAGE

Medicare Advantage Enrollment Projections (mm)


5-7% CAGR
13
17-18
20-22
2011
2016
2020

Expected to be the fastest growing segment of the senior insurance market over next several years

Source: McKinsey & Co. (April 2013)

COMMUNITY BASED CARE

U.S. Medicaid Spending by Type


Institutional
60%
In-Home &
Community
Based
40%

The focus on cost efficient settings of care is increasing funding of in home and community based care services

Source: Wall Street research

Government Outsourcing Trends

Positioned to benefit from outsourcing of healthcare and social services

- Austerity-led governments, such as the UK's, are outsourcing at a rate not seen since the 1980s [1]
- UK government spending on outsourced public services has doubled from £64bn to £120bn in the past five years[1]

GLOBAL PUBLIC SECTOR AWARD TRENDS (LTM)[2]



ACV ($Bn) of Contracts Awarded
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
ACV
14% CAGR
$21.6
$27.6
$25.1
$27.7
$38.8
$47.4
1,420
1,305
1,190
1,075
960
845
730
615
500
Total Contracts Awarded
Q1:2010
Q1:2011
Q1:2012
Q1:2013
Q1:2014
Q1:2015
Annual Contract Value
Total Contracts

Sources:
(1) Financial Times and Information Services Group
(2) 1Q 2015 ISG Outsourcing Index

Major Portfolio Themes

- **Exposure to attractive macro growth drivers**
  - Aging populations, in-home care, regulatory shifts
  - Value-based integrated care models improving outcomes & reducing costs

- **Durable business models**
  - Recurring revenues based upon contracts and long-term customer relationships
  - Ability to invest in long term client relationships

- **Opportunities to lead our markets**
  - Demonstrated leadership through historical growth
  - Further differentiation and growth aided by complementary services, technology and scale

NET Services

OVERVIEW

- Pioneered brokerage model of non-emergency medical transportation in $3-4 billion Medicaid/Medicare market
- Coordinates non-emergency medical transportation for +21mm clients
- Manages national network of local transportation providers
- Clients include State Medicaid agencies and Managed Care Organizations

VALUE PROPOSITION

- Proven industry leader with best practices to eliminate fraud and waste
- Transfer of risk which improves client budget predictability
- Use of technology provides enhanced customer solution

STRATEGIC PRIORITIES

- Continued focus on cost and delivery leadership through technology investment and complementary offerings
- Adjust and adapt business processes to changing demographics

TYPICAL CONTRACT STRUCTURE

- Capitated (~74% of total revenue) – at risk for supply base cost and member utilization
- Non-risk Capitated/Fee-for-service (~20%)
- Administrative Only (~6%)

PRIMARY BRAND

LogistiCare

SUB BRAND

rideplus

HISTORICAL FINANCIALS ($MM)



$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Amount ($Thousands)
$750.7
$770.2
$884.3
$640.4
$802.6
4.9%
6.8%
8.5%
8.8%
7.6%
$37.1
$52.1
$75.4
$56.2
$60.9
2012
2013
2014
YTD 9/30/14
YTD 9/30/15
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
% Margin
Revenue
Adj. EBITDA
Adj. EBITDA Margin

HA Services

OVERVIEW

- Manage network of nurse practitioners who provide in-home health assessments in $1-2 billion Medicare Advantage market
- Expanding into additional in-home services, including longitudinal home-based support to patients with chronic conditions and post-acute care
- Clients include Medicare Advantage, Managed Medicaid and commercial plans

VALUE PROPOSITION

- Measureable financial impact and value for payors
- Ability to deliver industry leading solutions quickly due to scale, density & capacity
- Specialized analytics & technology that optimizes clinical support in the home
- High quality that aligns with strict regulatory expectations

STRATEGIC PRIORITIES

- Maintain growth & market leadership in MA plans
- Adjacent market entry in Medicaid, duals, pediatrics, commercial
- Continue driving technology innovation in the delivery model

TYPICAL CONTRACT STRUCTURE

- 1-3 years or evergreen
- Fee-for-service

PRIMARY BRAND

Matrix Medical Network™

SUB BRAND

Ascender

HISTORICAL FINANCIALS ($MM)



Amount ($ Thousands)
% Margin
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$115.8
$7.2
6.2%
$165.0
$16.6
10.0%
$211.4
$51.8
24.5%
$150.7
$38.9
25.8%
$39.1
23.6%
2012
2013
2014
YTD 9/30/14
YTD 9/30/15
Revenue
Adj. EBITDA
Adj. EBITDA Margin

WD Services

SERVICE OVERVIEW

- Values-based, global leader in providing social, employment and welfare services
- Delivering government-sponsored programs to help individuals live successful and independent lives
- Assists corporations through proactive business psychology services and outplacement programs

VALUE PROPOSITION

- Specialized around services which make a difference in people's lives
- Case management approach to deliver personalized, long term solutions
- History of proven capacity building through partnerships with non-profit entities

STRATEGIC PRIORITIES

- Focus on efficiency to increase competitiveness for future tenders
- Develop delivery models for emerging and UK markets
- Expand large contract portfolio where Ingeus has advantage in scale, technology and investment capability

TYPICAL CONTRACT STRUCTURE

- Long term contracts (typically 5-10 years for larger contracts)
- Significant upfront investments followed by service fees and payment-by results

PRIMARY BRAND

ingeus

SUB BRANDS

reducing reoffending partnership

ROSS

assure

wcg

Mission Providence

HISTORICAL FINANCIALS ($MM)



Amount ($ Thousands)
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$(50.0)
$295.9
$(0.8)
-0.3%
$377.2
14.8%
$56.0
$361.2
12.5%
$45.3
$280.1
15.4%
$43.0
$302.3
-0.1%
$(0.2)
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
% Margin
2012
2013
2014
YTD 9/30/14
YTD 9/30/15
Revenue
Adj. EBITDA
Adj. EBITDA Margin

PF Financials

PF REVENUE ($MM)[1,2]


$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$500.0
$250.0
$0.0
$1,162.1
$115.8
$295.9
$750.7
$1,312.3
$165.0
$377.2
$770.2
$1,456.7
$211.4
$361.2
$884.3
$1,656.2
$226.4
$383.4
$1,046.
2012
2013
2014
LTM 9/30/15

PF ADJ. EBITDA ($MM)[1,2,3]


$180.0
$140.0
$100.0
$60.0
$20.0
($20.0)
$22.2
$37.1
($0.8)
($21.3)
$108.2
$16.6
$56.0
$52.1
($16.4)
$147.5
$51.8
$45.3
$75.4
($25.0)
$106.2
$52.0
$2.1
$80.2
($28.1)
2012
2013
2014
LTM 9/30/15

% Margin [4]	**1.9%**	**8.2%**	**10.1%**	**6.4%**

- Non-Emergency Transportation
- Workforce Development
- Health Assessment
- Corporate

(1) Excludes Human Services. Assumes Ingeus and Matrix acquisitions occurred 12/31/11
(2) 2012 not presented on Pro Forma basis as Ingeus excludes IFRS to US GAAP adjustments
(3) 2014 Corporate and Workforce Development Adj. EBITDA differs from that presented in investor presentation filed in an 8-K on July 14, 2015 due to the movement of an offsetting entry to a loss on an intercompany loan from Corporate to Workforce Development
(4) PF Adj. EBITDA margins differ to those presented in investor presentation filed in an 8-K on September 18, 2015 due to the reallocation of certain expenses from Human Services to Corporate

Pro Forma Margin Overview

PF ADJ. EBITDA MARGINS[1]

	2012	2013	2014	YTD 9/30/15
NET Services	4.9%	6.8%	8.5%	7.7%
HA Services	6.2%	10.0%	24.5%	23.0%
WD Services	-0.3%	14.8%	12.5%	0.5%
Total[2,3]	**1.9%**	**8.2%**	**10.1%**	**6.4%**

Contract start-up costs impacting margins in the short-term

YTD SEPTEMBER 2015 EXPENSES[1]



47%
39%
6%
8%
Transportation Expenses
Personnel
G&A
Other

- Personnel expense is the largest controllable cost
- Drivers of decreasing personnel expense:
  - Productivity initiatives (providers and call centers)
  - IT investments
  - Geographic Scale / Density

(1) Excludes Human Services. Assumes Ingeus and Matrix acquisitions occurred on 12/31/11
(2) Includes Corporate expenses
(3) PF Adj. EBITDA margins differ to those presented in investor presentation filed in an 8-K on September 18, 2015 due to the reallocation of certain expenses from Human Services to Corporate

PSC

PF Capital Structure

($mm)	9/30/15[1]	Share Repurchase	Sale of PHS[2]	Estimated PF 9/30/15
Cash	$126.5	(2.0)	(24.5)	$100.0
Revolver ($240mm)	191.7	27.0	(212.9)	5.8
Term Loans ($310mm)	291.4	-	-	291.4
Other	0.6	-	(0.6)	-
Total Debt	$483.7	$27.0	($213.5)	$297.2
Net Debt	**357.3**	**29.0**	**(189.0)**	**197.3**
LTM PF Adj. EBITDA	$121.6	$0.0	($15.4)	$106.2
Net Debt / LTM PF Adj. EBITDA	**2.9x**	**0.2x**	**-1.3x**	**1.9x**

- *On October 14th, Providence entered into an agreement to purchase 707,318 shares from Welsh Carson for an aggregate purchase price of $29mm* [3]
- *On November 1st, the Company completed the sale of its PHS segment for $200mm (plus customary working capital and closing adjustments)*

(1) 9/30/2015 includes $19.8mm of cash and $600k of debt related to PHS (discontinued operations)
(2) Providence was reimbursed for PHS' estimated cash balance as of closing. Total revolver pay down equals $200mm plus $24.5mm of estimated cash and $7.6mm of estimated NWC adjustments less $600k of indebtedness, $8.6mm of estimated transaction expenses and $10.0mm of escrow funds. Estimated pro forma does not include impact of cash taxes to be paid in 2016
(3) Number of shares outstanding as of 11/5/2015 was 15,373,551 (per 10-Q filed on 11/9/2015) and reflected the repurchase of 707,318 shares from Welsh Carson

Drivers of Long Term Growth

Organic Revenue & Cash Flow Growth	Capital Allocation	Leverage
• Expansion with existing customers and offerings • Winning new contracts and expansion into new markets • Leveraging of relationships across verticals • Business improvements and optimizations	• Vertical-focused and stand alone acquisition strategies • Reinvestments in existing business with focus on ROI based capital expenditures • Share repurchases	• Optimizing capital structure

Target Attributes of Verticals and Investments

Differentiated businesses with resilient business models

ATTRACTIVE INDUSTRY STRUCTURE	• Few, disciplined competitors • Long-term market tailwinds • Accretive bolt-on acquisition opportunities	LogistiCare, Matrix Medical Network, ingeus
BARRIERS TO ENTRY	• Favorable brand reputation • Technological advantage • Difficult to replicate employee base • Leading market share	LogistiCare, Matrix Medical Network, ingeus
HIGH QUALITY REVENUE	• Multi-year contracts • Long-term customer relationships • Protected payer funding source	LogistiCare, ingeus
PRICING POWER	• High, measurable ROI to clients • Small component of client cost • High switching costs	Matrix Medical Network, ingeus
COST STRUCTURE	• Operating leverage • Asset lite • Strong cash generation	LogistiCare, Matrix Medical Network
EXPERIENCED MANAGEMENT TEAM	• Proven ability to deliver • Long term ownership mindset	LogistiCare, Matrix Medical Network, ingeus

Features We Avoid In Our Verticals and Investments

- "Bigger is better"
- Complexity
- Short-term focused management teams without an ownership mindset
- Bad cultures
- A focus on revenues instead of profitability
- The promise of unrealistic synergies
- Excess industry capacity

Risk Adjusted Capital Allocation

Lower Risk/Lower Hurdle ⟷ **Higher Risk/Higher Hurdle**

- Capex for Productivity Improvements
- Capex for Existing Capability Expansion

- Share Repurchases
- Vertical Acquisitions
- New Capability Development

- New Vertical Acquisitions

Investment Highlights

- Global Leader in Outsourced Healthcare and Social Services Markets
- Delivery Models Support Care Coordination, Cost Containment and Improved Outcomes
- History of Strong Revenue / EBITDA Growth and Cash Flow Conversion
- Experienced Management Team with Demonstrated History of Client Delivery and Value Creation

APPENDIX

WD Services: Typical Contract Structure

- Long-term (typically 5 to 10 years)
- **Year One:** significant upfront investments to build out infrastructure and employee base
- **Year Two:** begin generating service fees sufficient to reach breakeven
- **Year Three & Later:** achievement of performance targets drives profitability
- **Payment-by-Result:** additional incentives for providers to share in the cost-savings generated for the payors from superior outcomes

TYPICAL CONTRACT LIFECYCLE


Free Cash Flow
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
FCF
Cumulative FCF
w/ Payment-by-Result

Given the start-up costs of a typical contract, profitability and ROI is measured over the life of a contract

WD Services: Stable Long-term Partnerships

Current Contracts


Work Programme
WP Plus
Reducing Reoffending Partnership
Mission Providence (Australia)
NCS
Job Seekers Program France
Skills
2015
2016
2017
2018
2019
2020
2021
2022

Government Relationships


1990's
2002
2004
2015
Australia
UK
France

KEY POINTS

A majority of WD Services' contracts carry 5 year terms or more

Competitors cannot enter Contract Package Area during the duration of the contract

The Company has consistently demonstrated its ability to build trusted, long-term partnerships translating to renewals of existing contracts and winning of additional business

EBITDA Reconciliations

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Pro Forma Adjusted EBITDA
(in thousands)

	NET 12 Months Ended			HS 12 Months Ended			WD[1] 12 Months Ended			HA 12 Months Ended			Corp. 12 Months Ended		
	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14
Net Income	$ 21,971	$ 31,517	$46,284	$10,844	$ 6,333	$ (3,642)	$(19,341)	$ 24,116	$ 32,946	$ (3,146)	$ (8,512)	$ 15,623	$ (25,027)	$ (33,352)	$ (47,344)
Interest (Income) Expense, Net	(4)	(30)	(8)	(5)	(27)	1,478	297	(788)	(113)	1,768	-	(6)	7,558	29,950	31,769
Provision For Income Taxes	7,518	12,883	21,452	7,717	5,152	(588)	5,484	12,207	7,092	(2,892)	(6,111)	3,349	(6,199)	(15,878)	(11,662)
Depreciation & Amortization	7,615	7,725	7,699	5,417	5,541	6,655	10,044	14,354	14,321	9,804	30,481	32,169	1,109	1,033	1,109
EBITDA	$ 37,101	$ 52,095	$ 75,427	$ 23,973	$16,999	$ 3,903	$ (3,517)	$49,889	$ 54,246	$ 5,534	$ 15,858	$ 51,135	$ (22,559)	$ (18,247)	$ (26,128)
Acquisition Costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	167
Integration And Restructuring	-	-	-	-	-	424	-	-	887	-	-	693	-	-	780
Share Settled Equity Compensation	-	-	-	-	-	-	-	5,999	5,926	-	-	-	-	-	-
Foreign Currency Adjustments	-	-	-	-	-	-	190	107	336	-	-	-	4	(0)	(373)
Contingent Consideration Adjustments	-	-	-	-	-	(202)	-	-	(16,112)	-	-	-	-	-	-
Asset Impairment Charge	-	-	-	-	492	6,915	2,507	-	-	1,659	708	-	-	-	-
Retirement and Termination of Officers	-	-	-	-	-	-	-	-	-	-	-	-	1,293	1,277	511
Loss On Extinguishment Of Debt	-	-	-	-	-	-	-	-	-	-	-	-	-	525	-
Adjusted EBITDA	$ 37,101	$ 52,095	$ 75,427	$ 23,973	$ 17,491	$ 11,040	$ (820)	$ 55,996	$ 45,284	$ 7,193	$ 16,566	$ 51,827	$ (21,262)	$ (16,445)	$ (25,042)

	Nine Months Ended 9/30/14				
	NET	HS	WD	HA	Corp
Net Income	$ 30,871	$ 660	$ 18,934	$ 10,432	$ (28,916)
Interest (Income) Expense, Net	(8)	780	(301)	-	20,972
Provision For Income Taxes	19,735	970	7,713	3,959	(13,436)
Depreciation & Amortization	5,552	5,101	11,357	24,530	809
EBITDA	$ 56,151	$ 7,511	$ 37,703	$ 38,920	$ (20,571)
Acquisition Costs	-	-	-	-	167
Transaction Expeneses	-	-	-	-	-
Integration And Restructuring	-	177	887	-	696
Share Settled Equity Compensation	-	-	4,424	-	-
Foreign Currency Adjustments	-	-	(1)	-	(62)
Asset Impairment Charge	-	-	-	-	-
Retirement and Termination of Officers	-	-	-	-	511
Taxes and D&A in Loss on Equity	-	-	-	-	-
Adjusted EBITDA	$ 56,151	$ 7,688	$ 43,014	$ 38,920	$ (19,259)

	Nine Months Ended 9/30/15				
	NET	HS	WD	HA	Corp
Net Income	$ 33,350	$ 342	$ (13,452)	$ 10,213	$ (23,154)
Interest (Income) Expense, Net	(2)	2,422	(92)	(13)	12,841
Provision For Income Taxes	20,582	756	2,023	7,037	(13,375)
Depreciation & Amortization	6,995	4,831	10,089	21,855	675
EBITDA	$ 60,925	$ 8,351	$ (1,432)	$ 39,092	$ (23,013)
Acquisition Costs	-	-	-	-	-
Transaction Expeneses	-	2,120	-	-	-
Integration And Restructuring	-	-	-	-	-
Share Settled Equity Compensation	-	-	4,530	-	-
Foreign Currency Adjustments	-	-	(1,131)	-	-
Asset Impairment Charge	-	1,593	-	-	-
Retirement and Termination of Officers	-	-	-	-	695
Taxes and D&A in Loss on Equity	-	-	(2,178)	-	-
Adjusted EBITDA	$ 60,925	$ 12,064	$ (211)	$ 39,092	$ (22,318)

Note: Pro Forma adjustments assume acquisitions of Matrix and Ingeus occurred on January 1, 2012
(1) 2012 Ingeus financials do no include IFRS to GAAP adjustments